AMENDMENT TO
EMPLOYMENT AGREEMENT
THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made as of February 23, 2016 (the “Effective Date”), by and between Spirit Realty Capital, Inc. (the “Company”) and Phillip D. Joseph, Jr. (the “Employee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

RECITALS

A.	The Company and the Employee have entered into an Employment Agreement dated March 25, 2015, as amended by that certain letter agreement dated October 14, 2015 (the “Employment Agreement”).

B.	The parties hereto wish to amend certain terms of the Employment Agreement.

AMENDMENT

The parties hereto hereby amend the Employment Agreement as follows.

1.Section 3. Effective January 1, 2016, the phrase “$400,000” in Section 3 is hereby deleted and replaced with the phrase “$415,000”.

2.Section 4(a). The first sentence of Section 4(a) of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“Beginning with calendar year 2016, during the Employment Term, the Employee shall be eligible to receive an annual discretionary incentive payment under the Company’s annual bonus plan as may be in effect from time to time (the “Annual Bonus”), based on a target bonus opportunity equal to 125% of the Employee’s Base Salary (the “Target Bonus”) and a maximum bonus opportunity of 200% of the Employee’s Base Salary, upon the attainment of one or more pre-established performance goals established by the Board (or a committee thereof) in its sole discretion.”

3.This Amendment shall be and, as of the Effective Date, is hereby incorporated in and forms a part of the Employment Agreement.

4.Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
SPIRIT REALTY CAPITAL, INC.

By:    /s/ Thomas H. Nolan, Jr.
                Thomas H. Nolan, Jr.
Chairman of the Board and Chief Executive Officer

EMPLOYEE

/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr.